SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

FORM 8-K

_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

__________________

SPY INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2070 Las Palmas Drive, Carlsbad, California 92011
(Address of principal executive offices)

(760) 804-8420
(Registrant’s Telephone Number)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 4, 2013, SPY Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

Stockholders approved the election of Greg Andrews, Harry Casari, J. David Chute, Fir Geenen, Seth W. Hamot, David Mitchell, John Pound, Stephen Roseman to serve on the Board of Directors until the 2014 annual meeting of stockholders, or until their successors are elected and qualified.

	For	Withheld	Not Voted
Greg Andrews	9,484,770	0	1,613,739
Harry Casari	9,484,770	0	1,613,739
J. David Chute	9,484,770	0	1,613,739
Fir Geenen	9,484,770	0	1,613,739
Seth W. Hamot	9,462,116	0	1,613,739
David Mitchell	9,484,770	0	1,613,739
John Pound	9,484,770	0	1,613,739
Stephen Roseman	9,484,770	0	1,613,739

Proposal No. 2- Advisory Vote to Approve Executive Compensation (“Say-On-Pay Proposal”)

Stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement, dated May 3, 2013.

For	Against	Abstain	Not Voted
9,483,770	17,125	0	1,613,739

Proposal No. 3- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

Stockholders approved, on an advisory (non-binding) basis, holding an advisory vote on the compensation of the Company’s named executive officers every three years. Based upon the results of voting on Proposal No. 3, and consistent with the Board’s previous recommendation, the Board has determined that the Company’s stockholders will vote on a Say-On-Pay Proposal every three years, until the next required vote on the frequency of such Say-On-Pay Proposals.

One Year	Two Years	Three Years	Abstain	Not Voted
275,029	21,312	9,204,554	0	1,613,739

Based upon the results of voting on Proposal No. 3, and consistent with the Board’s previous recommendation, the Board has determined that the Company’s stockholders will vote on a Say-On-Pay Proposal every three years, until the next required vote on the frequency of such Say-On-Pay Proposals.

Proposal No. 4- Ratification of Appointment of Auditors

Stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2013.

For	Against	Abstain
11,098,009	16,625	0

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPY INC.

Date: June 6, 2013	By:	/s/ Michael Marckx
Michael Marckx
Chief Executive Officer